                                                                   EXHIBIT 10.49


                   CERTIFICATION OF RESOLUTION OF CORPORATION
                   AUTHORITY TO BORROW AND PLEDGE COLLATERAL


     I  hereby   certify  that I am  the duly  elected and qualified
Treasurer and keeper of the records and corporate seal of Epco Manufacturing, Inc., a New York corporation (the "Corporation"), and that the following is a true and complete copy of a resolution duly adopted at a
meeting  of  the  Board of  Directors  of  the Corporation, held on   July 18,
1995 in accordance with law, and the by-laws of the Corporation, and that such resolution is still in full force and effect and shall remain in full force and effect until Standard Federal Bank is notified, in writing, as hereinafter provided.

     "RESOLVED, That the persons whose names, titles and signatures appear below, all of whom are presently officers of this corporation ("Officer(s)"), or any one of them, are hereby authorized for and on behalf of this corporation to negotiate and procure loans and other financial accommodations from or assume indebtedness to Standard Federal Bank, a federal savings bank ("Standard Federal"), from time to time as they may deem necessary, to grant mortgages upon and security interests in and to pledge to Standard Federal at any time the receivables, stocks, bonds, other personal property, life insurance, or any real property of this
corporation as security  for   any  such   loans,   financial  accommodations
or  assumptions   of indebtedness, to discount with Standard Federal bills
receivable and any other paper held by this corporation without limit as to amount and to sign all notes and other evidences of such loans, financial accommodations or assumptions of indebtedness, all instruments of pledge, assignment or lien, and to endorse and transfer all paper discounted.

     "RESOLVED FURTHER,  that Standard Federal  is hereby authorized  and
directed to pay  the  proceeds  of   any  such  loan,  financial
accommodation,   assumption  of indebtedness or  discount  as  directed by  the
Officers signing such instruments, whether or not payable to the order of any Officer so signing, and whether or not such proceeds are deposited to the individual credit of the Officers so signing, or to the individual credit of any of the other Officers.

     "RESOLVED FURTHER, Standard Federal shall be fully protected in relying on a certification of these resolutions by an officer of this corporation, and shall be indemnified for any claims, expenses, or loss resulting from the honoring of any signature hereby certified, or refusing to honor any signature not so certified. Notwithstanding any modification or termination of the power of any Officer or other person to represent the corporation, and notwithstanding any other notice thereof Standard Federal may receive, these resolutions shall continue in force and bind this corporation or its successors, and Standard Federal may recognize the present Officers of this corporation as set forth below, as authorized to act for it hereunder, until Standard Federal receives
notice to  the contrary either  by first class  mail addressed to:   Standard
Federal Bank, Commercial Loan Department, 2600 West Big Beaver Road, Troy, Michigan 48084, or by actual delivery to Standard Federal Bank, Commercial Loan Department. Receipt of such notice shall not affect any action taken by Standard Federal prior thereto.

TITLE             NAME                     SIGNATURE

President
                  ---------------------    ---------------------

Vice President
                  ---------------------    ---------------------

Secretary
                  ---------------------    ---------------------

Treasurer         E. James Zabinski
                  ---------------------    ---------------------

Chairman of
 the Board
-----------       ----------------------   ---------------------



     I further certify that the above resolutions contain the titles, names and genuine signatures of the present Officers of the Corporation authorized by the above resolution.


     IN WITNESS WHEREOF, I E. James Zabinski have hereunto subscribed my name as Treasurer and have affixed the seal of this Corporation on July 18, 1995.




                                           CORPORATE
                                           SEAL



                                           ----------------------
                                           (Secretary or Other
                                           Certifying Officer)





                                      -2-